                                                               Exhibit 10(KK)(1)


                                   AGREEMENT

     AGREEMENT (this "Agreement") dated as of March 8, 1999, by and between Michael Gaffney, a resident of the State of Virginia ("Gaffney"), and ICF Kaiser International, Inc. a Delaware corporation (the "Company"). As used in this Agreement, unless the context indicates otherwise, the term "the Company" shall be deemed to refer to ICF Kaiser International, Inc. and each and every one of its affiliated entities.

                                   WITNESSETH

     WHEREAS, Gaffney presently serves as Executive Vice President of the Company; and

     WHEREAS, Gaffney and the Company wish consensually to sever the employment relationship between Gaffney and the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises hereinafter provided and of the actions taken pursuant thereto, the parties agree as follows:

     1.   Effective Date.  This Agreement shall be executed and become effective
          --------------
March 17, 1999, (the Effective Date").

     2.   Resignation and Termination of Existing Employment Relationship.  As
          ---------------------------------------------------------------
of the Effective Date, Gaffney shall be deemed to have resigned from all corporate offices of the Company, and from all offices and directorships of the Company's subsidiaries, joint ventures, and affiliated companies, organizations and entities including, without limitation, plan committees for employee benefit plans trusts. During the period from the Effective Date until the close of business fifteen days after the Effective Date, Gaffney shall assist the Company as requested by the Company's Chief Executive Officer, Chief Financial Officer, Group Presidents, or any member of the Board of Directors. Gaffeny's full-time employment by the Company shall be deemed to have terminated as of the close of business

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on March 17, 1999. Thereafter, and if requested by the Company, Gaffney shall serve as a variable part-time employee at a rate of $121.19 per hour.

     3.   Records.  As soon as practicable after the Effective Date, the Company
          -------
shall take such steps as may be necessary to reflect in the corporate records of the Company, its subsidiaries, joint ventures, and affiliated companies, organizations and entities that Gaffney has resigned as an officer of the Company and as an officer and director of the Company's subsidiaries, joint ventures, and affiliated companies, organizations and entities.

     4.   Payment: The following amounts, less required Federal and state
          -------
withholding and other deductions and without interest, shall be paid to Gaffney by wire transfer as directed by Gaffney.

          (a) $150,000 on or before April 4, 1999,
          (b) $50,000 on or before May 4, 1999, and
          (c) $50,000 on or before June 4, 1999.

     5.   Health Benefits.  Gaffney and his dependents shall continue to be
          ---------------
covered under the Company's provided health insurance April 30, 1999. Gaffney may elect to continue his family health benefits provided through the Company to the extent permitted by Federal COBRA laws in effect as of the date of this Agreement. For purposes of COBRA compliance, the date on which Gaffney's health benefits terminate shall be April 30, 1999. Except as specifically provided in this Section 5, all health benefits shall terminate on April 30, 1999.

     6.   Indemnification and Notice Concerning Nonrenewal of Directors,
          --------------------------------------------------------------
Officers and Fiduciaries Insurance Coverage:
-------------------------------------------

          (a) The Company acknowledges that its Certificate of Incorporation and By-Laws and the charters and by-laws of certain of its direct and indirect subsidiaries and employee

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benefit plans and related trusts include provisions designed to provide to former officers, directors and fiduciaries indemnification in respect of threatened and commenced actions, suits and proceedings in which an individual is a party or is threatened to be made a party by reason of the fact that he is or was an officer, director or fiduciary of the Company or such subsidiaries or trusts. The Company shall, and shall cause such subsidiaries and trusts to continue to provide indemnification to Gaffney under such provisions to the maximum extent permitted by applicable law.

          (b) So long as the Company maintains directors and officers liability insurance coverage, or liability insurance for the fiduciaries of its employee benefits plans and related trusts, Gaffney shall be covered by such insurance, with respect to his tenure with the Company, on the same terms as other existing and former officers, directors and fiduciaries. If, for any reason, the Company shall not continue to have such insurance coverage in effect on terms substantially comparable to those presently in effect, the Company shall purchase substantially comparable insurance coverage for acts arising before the termination of the previously existing insurance (also knows as "tail" or "run-off" insurance).

     7.   Employment Reference. Nothing in this Agreement shall prevent either
          --------------------
party from stating the fact that Gaffney was employed by the Company, the address of his work location, the dates of his employment, his job titles and job duties, his rate of pay, or that he resigned from his position as an officer of the Company on or about March 17, 1999. The Company may respond to employment inquiries in accordance with the Company Kaiser Employee Handbook.

     8.   Proprietary Information and Business and Personal Property.
          ----------------------------------------------------------

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          (a) Gaffney will not directly or indirectly disclose any confidential records, information, documents, data formulae, specifications or other trade secrets owned by the Company to any person, or use any such information, except
(i) as appropriate in connection with the activities contemplated by Section 2 or (ii) pursuant to court order or as a result of a valid order, subpoena or discovery request (and in the case of such disclosure Gaffney will provide the Company with written notice of the same sufficiently in advance of the required disclosure date to allow the Company to lodge appropriate objections to such disclosure). The immediately preceding sentence shall not apply to information:
(x) disclosure of which is required by law or by process lawfully issued; (y) which has been disclosed to Gaffney or to a third party by a person not under a duty of confidentiality with respect to that information; or (z) which later enters the public domain through no fault or breach of duty by Gaffney.

          (b) Gaffney shall have no ownership interest in any records, files, information, documents, or the like that belong to the Company which Gaffney has used, prepared or come into contact with during his employment by the Company, and, except as appropriate in connection with the activities contemplated by
Section 2, Gaffney shall not remove written copies thereof from the premises of the Company or any of its affiliates without the Company's written consent. Within five (5) business days after the Effective Date, Gaffney shall have returned to the Company all of the Company property Gaffney has in his possession. Nothing in this Agreement shall limit Gaffney's right to remove personal effects from his office within five business days after the Effective Date.

          (c) Until May 31, 1999 Gaffney shall remain on the Company-sponsored cellular telephone program provided that Gaffney be responsible for the cost of
                           --------
cellular telephone service as of the Effective Date. Until May 31, 1999 or until Gaffney obtains new

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employment, whichever occurs first, the Company will allow Gaffney to have access to his voice mailbox on the Company telephone system and to his the Company e-mail address.

     9.   No Disparaging Statements.  Except as required by applicable law or
          -------------------------
legal process; each of the Company and Gaffney covenant and agree that following the Effective Ate neither of them nor their of its officers, directors, affiliates, agents and/or employees shall make disparaging statements concerning the others (for this purpose, a disparaging statement shall refer to a statement or statements that, individually or in the aggregate, have a materially detrimental effect on the business affairs of the Company or Gaffney, as the case may be).

     10.  Confidentiality of Agreement.  Except as required by applicable law or
          ----------------------------
legal process or as necessary to fulfill the terms of this Agreement or the General Releases incorporated herein, or in connection with a party's family, business, or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), the parties shall not disclose the terms or provisions of this Agreement or such General Releases, or the fact of their existence, to any person or entity.

     11.  No Admission.  Nothing contained in this Agreement or the General
          ------------
Releases incorporated herein shall be considered an admission by either party of any wrongdoing under any Federal, state or local statute, public policy, tort law, contract law, common law or otherwise.

     12.  No Third Party Claims.  Each party represents and warrants that no
          ---------------------
other person or entity has, or to the best knowledge of such party claims, any interest in any potential claims, demands causes of action, obligations, damages or suits released pursuant to this Agreement; that it or he is the owner of all other claims, demands, causes of action, obligations, damages or suits so released; that it or he has full and complete authority to execute this Agreement; and that it or

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he has not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation or liability subject to this Agreement and the General Releases contemplated hereby.

     12.  Full Releases.  Each party agrees and acknowledges that the
          -------------
consideration received by it or him for this Agreement and the General Release provided below, and for the execution hereof and thereof, shall constitute full payment, satisfaction, discharge, compromise and release of and from all matters for which the other party has mutually released it or him herein and in such General Releases.

     13.  No Third Party Beneficiaries.  Except as expressly stated herein, the
          ----------------------------
parties do not intend to make any person or entity who is not a party to this Agreement a beneficiary hereof, and this Agreement should not be construed as being made for the benefit of any person or entity not expressly provided for herein.

     14.  Non-Competition.
          ---------------

          (a) Gaffney agrees that for a six (6) month period commencing as of the Effective Date, Gaffney will not, except as otherwise provided herein, engage or participate, directly or indirectly, as principal, agent, employee, employer, consultant, stockholder, partner or in any other individual capacity whatsoever, in the planning, conduct, or management of, or own any stock or any other equity investment in or debt of, any business which is competitive with any business conducted by the Company.

          For the purpose of this Agreement, a business shall be considered to be competitive with the business of the Company only if such business is engaged in providing engineering and construction services (i) similar to (x) any service currently provided by the Company during the Non-Competition Period; or
(y) any future service of the Company as to

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

which Gaffney materially and substantially participated in the design or enhancement, and (ii) to customers and clients of the type served by the Company during the Non-Competition Period.

          (b) Solicitation of Employees.  During the Non-Competition Period,
              -------------------------
Gaffney will not (for his own benefit or for the benefit of any person or entity other than the Company) solicit, or assist any person or entity other than the Company to solicit, any officer, director, executive or employee of the Company to leave his or her employment.

          (c) Reasonableness.  Gaffney acknowledges that (i) the markets served
              --------------
by the Company are national and international and are not dependent on the geographic location of executive personnel or the businesses by which they are employed, (ii) the length of the Non-Competition Period is linked to the term of the severance benefit provided for above; and (iii) the above covenants are manifestly reasonable on their face, and the parties expressly agree that such restrictions have been designed to be reasonable on their face, and the parties agree that such restrictions have been designed to be reasonable and no greater than is required for the protection of the Company.

     16.  Advice of Counsel.  The parties acknowledge that they have been
          -----------------
advised, or have knowingly waived such advice, by competent legal counsel in connection with the execution of this Agreement, that they have read each and every paragraph of this Agreement and that they understand their respective rights and obligations. Gaffney declares that he has completely read this Agreement, fully understands its terms and contents, and freely, voluntarily and without coercion enters into this Agreement.

     17.  Entire Agreement.  This Agreement constitutes the entire Agreement of
          ----------------
the parties with respect to the subject matter hereof, and all prior negotiations and representations are merged herein or replace hereby.

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

     18.  Severability.  If any provision of this Agreement is held illegal,
          ------------
invalid or unenforceable, such illegality, invalidity, or unenforceability shall not affect any other provision hereof. Any such provision and the remainder of this Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the remaining provisions hereof.

     19.  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with the law of the Commonwealth of Virginia.

     20.  Releases and Effectiveness.  This Agreement and General Releases in
          --------------------------
the forms attached hereto as Exhibits A and B, which are incorporated herein by reference, have been executed by or on behalf of Gaffney and the Company on the dates shown opposite their respective signatures below, and this Agreement and such General Releases are effective as of the Effective Date.

     21.  Disputes.  In the event that nay dispute arises between the parties
          --------
hereto pertaining to the subject matter this Agreement and the parties are unable to resolve such dispute within a reasonable time through negotiations, the parties shall attempt to resolve such dispute pursuant to a mutually agreed upon alternate dispute resolution mechanism. Such resolution of the dispute shall be initiated by written notice given by one party to the other. If within 10 days after submission of such notice the parties have not agreed upon an alternate dispute resolution mechanism, the dispute shall be submitted to arbitration in Fairfax County, Virginia. In the event the parties are unable to agree on an alternate dispute resolution mechanism and the dispute is to be resolved pursuant to arbitration, each party shall appoint an arbitrator within 20 days after the original notice of the dispute, the two arbitrators so chosen shall promptly appoint a third arbitrator. If either party fails to name an arbitrator as aforesaid, such arbitrator shall be designated by the American Arbitration Association. If any arbitrator

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

becomes disabled, resigns or is otherwise unable to discharge the arbitrator's duties, the arbitrator's successor shall be appointed in the same manner as such arbitrator was appointed. The parties shall not be permitted to conduct discovery in connection with the arbitration, and, subject to only to the availability of the arbitrators, the arbitration hearing shall be held within 30 days after appointment of the third arbitrator. Except as aforesaid, the arbitration shall be conducted under the applicable rules of the American Arbitration Association. Any determination of the arbitrators shall be binding and conclusive upon the parties hereto. Application may be made by either party to any court having jurisdiction thereof for judicial confirmation of any determination by the arbitrators and/or for an order of enforcement of any such decision.

     22.  Counterparts.  This Agreement may be executed in counterparts, all of
          ------------
which shall be considered one and the same agreement, and shall become effective on the Effective Date.

     IN WITNESS WHEREOF, Gaffney and the Company have executed this Agreement.

ICF KAISER INTERNATIONAL, INC.                     MICHAEL GAFFNEY

By: /s/ R A Levy                                   /s/ Michael Gaffney
   ----------------------------------              ------------------------
   Its Duly Authorized Representative              Michael Gaffney

Dated: March 8, 1999                               Dated: March 8, 1999
       --------                                           -------



EXHIBIT A
---------

                              GENERAL RELEASE
                              ---------------

     The ICF Kaiser International, Inc. ("the Company"), on behalf of the Company and all of its current, former or future affiliated entities, subsidiaries, departments, officers, directors, employees, representatives, agents, attorneys, successors and assigns, in consideration of the terms of the Agreement dated March 8, 1999 between Michael Gaffney
                                 -------
("Gaffney") and the Company (the "Agreement"), and the execution of the General Release ("Release") by Gaffney, hereby releases and forever discharges Gaffney and his heirs, successors, agents, executors, administrators, attorneys and assigns, from any and all claims and causes of action (whether known or unknown) which the Company has against him in law or equity, under Federal, state, District of Columbia or other local law, and any claims relating to or arising under any employment contract, any employment statue or regulation, including but not limited to actions for fraud and breach of contract; provided, however,
                                                             --------
that the Company does not hereby release Gaffney from his obligation under the Agreement.

     The Company will not sue or otherwise institute or cause to be instituted or in any way voluntarily participate in the prosecution of any complaints or charges against any persons or entities released herein in any federal, state, District of Columbia or other court, administrative agency or other forum concerning any claims released herein.

     Except as required by law or as necessary to fulfill the terms of the Agreement or this Release, or as necessary in connection with the Company business or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), the Company agrees not to disclose the terms or provisions of this Release, or the fact of its existence, to any person or entity.

     The Company understands and agrees that nothing contained in this Release is to be considered an admission by Gaffney of any wrongdoing under any federal, state or local statute, public policy, tort law, contract law, or common law.

     The Company acknowledges that this Release can only be altered, revoked or rescinded with the express written permission of Gaffney.

     This Release is executed in connection with, and is subject to the terms of, the Agreement.

                                    ICF KAISER International, Inc.


Date: March 9, 1999                 By: /s/ R A Levy
      -------                           ------------------------

Subscribed and sworn to before me this 9th day of March 1999.
                                       ---        -----

                                 /s/ Sandra D. Little
                              ____________________________
                                         Notary

My Commission expires: November 30, 2000
                       -------------------------

EXHIBIT B
---------


                                GENERAL RELEASE
                                ---------------

     I, Michael Gaffney, on behalf of myself and my heirs, successors, agents, executors, administrators, attorneys and assigns, in consideration of the terms of the Agreement dated March 8, 1999, between ICF Kaiser International, Inc.
                       -------
("the Company"), and myself (the "Agreement"), and the execution of the General Release ("Release") by the Company, hereby affiliated entities, subsidiaries, departments, officers, directors, employees, representatives, agents, attorneys, successors and assigns, from any and all claims and causes of action (whether known or unknown) which I have against them in law or equity, under Federal, state, District of Columbia or other local law, and any claims relating to or arising under any employment contract, any employment statute or regulation, or any employment discrimination law, including but not limited to Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Employment Retirement Income Security Act of 1974; any other federal, state, or local civil rights, pension or labor law; contract law; tort law; or infliction of emotional distress, provided, however, that I do not
                                               ---------
hereby release the Company from its obligations under the Agreement.

     I further agree not to sue or otherwise institute or cause to be instituted or in any way voluntarily participate in the prosecution of any complaints or charges against any persons or entities released herein in any federal, state, District of Columbia or other court, administrative agency or other forum concerning any claims released herein.

     Except as required by law or as necessary to fulfill the terms of the Agreement or this Release, or as necessary in connection with personal business or tax affairs (in which case disclosure shall be on a confidential basis to the extent practicable), I agree not to disclose the terms or provisions of this Release, or the fact of its existence, to any person or entity.

     I understand and agree that nothing contained in this Release is to be considered an admission by the Company of any wrongdoing under any federal, state or local statute, public policy, tort law, contract law, or common law.

     I acknowledge that I have been advised in writing to consult with an attorney prior to executing this Release. I further acknowledge that I have been given a period of at least twenty-one (21) days within which to consider and execute this Release, unless I voluntarily choose to execute this Release before the end of the twenty-one (21) day period. Once executed, I understand that I have seven (7) days following the execution of this Release to revoke it, and that this Release is not effective or enforceable until after this seven-day period.

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

     I acknowledge that I have read this Release, that I understand it, and that I am executing it freely and voluntarily. I further understand that once this Release becomes effective (after the seven day revocation period), it can only be altered, revoked or rescinded with the express written permission of the Company.

     This Release is executed in connection with, and is subject to terms of, the Agreement.


Date: March 9, 1999            /s/ Michael Gaffney
      -------                 ---------------------------
                              Michael Gaffney

Subscribed and sworn to before me this 8th day of March 1999.
                                       ---        -----

                                 /s/ Anupo Susi
                              ----------------------------
                                         Notary

My Commission expires:    30 June 2002
                       --------------------


                    ELECTION TO EXECUTE PRIOR TO EXPIRATION
                    -OF TWENTY-ONE DAY CONSIDERATION PERIOD-
                    ----------------------------------------

     I, Michael Gaffney, understand that I have at least twenty-one (21) days within which to consider and execute the above General Release. However, after consulting counsel, I have freely and voluntarily elected to execute the General Release before the twenty-one (21) day period has expired.


                                       /s/ Michael Gaffney
                                    -------------------------------
                                         Michael Gaffney

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